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                                                                    Exhibit 99.1


                    COMMERCIAL REAL ESTATE PURCHASE CONTRACT

   This is a legally binding contract. Parties to this Commercial Real Estate Contract ("Contract") may agree, in writing, to alter or delete provisions of this Contract. Seek advice from your attorney or tax advisor before entering into a binding contract.

                              EARNEST MONEY RECEIPT

On this day 1st day of May, 2007, (Offer Reference Date") Don L. Buehner ("Buyer") offers to purchase from PFE Properties, L.L.C. ("Seller") the Property described below and hereby delivers to the Brokerage or Title/Escrow Company, as Earnest Money, the amount of $50,000.00 in the form of check which, upon Acceptance of this offer by all parties (as defined in Section 23), shall be deposited in accordance with state law. Brokerage or Title/Escrow Company Equity Title Insurance Agency Address: 6550 S. Millrock Road #125 Received by: David Delahunty on _______ (Date) Phone:

             (Signature above acknowledges receipt of Earnest Money)

                                OFFER TO PURCHASE


1. Property (General Description): The "Cirtran" Property

Address: 4125 S. 6000 West City: West Valley City County: Salt Lake  State: Utah
         -----------------       ----------------         ---------         ----

County Tax I.D. # 20-02-200-021  (the "Property")
                  --------------

For legal description (Check Applicable Box): [ ] SEE ADDENDUM #
                                                                -----
[X] COMMITMENT FOR TITLE INSURANCE as provided in Section 7(b).

         1.1 Included Items. Unless excluded herein, this sale includes all fixtures presently attached to the Property. The following personal property shall also be included in this sale and conveyed under separate Bill of Sale with warranties as to title: None
                             -----

         1.2 Excluded Items. These items are excluded from this sale:
                                                                      -----
2.  PURCHASE PRICE. The Purchase Price for the Property is $      .
                                                             -----
The Purchase Price will be paid as follows:
$50,000.00                 (a)  Earnest Money Deposit
$                          (b)  New Loan.  Buyer will apply for one or more of
 ------------                   the following loans:
                           [ ]  Conventional  [ ]    SBA  [ ]  Other specify)
                           Buyer shall have the right to approve the terms and
                           conditions of the new loan as provided in Section 8
                           (f).
$                          (c)  Loan  Assumption  Addendum  (See  attached
 ------------                   Assumption  Addendum if applicable)

$                          (d)  Seller  Financing  (see  attached  Seller
 ------------                   Financing Addendum if applicable)

$                          (e)  Other (specify)
 ------------

$2,450,000.00              (f)  Balance of Purchase Price in Cash at Settlement
 ------------

$2,500,000.00              PURCHASE PRICE. Total of lines (a) through (f)
 ------------

3. SETTLEMENT AND CLOSING. Settlement shall take place on the Settlement Deadline referenced in Section 24(c), or on a date upon which Buyer and Seller agree in writing. "Settlement" shall occur only when all of the following have been completed: (a) Buyer and Seller have signed and delivered to each other or to the escrow/closing office all documents required by this Contract, by the lender, by written escrow instructions or by applicable law; (b) any monies required to be paid by Buyer under these documents (except for the proceeds of any new loan) have been delivered by Buyer to Seller or to the escrow/closing office in the form of collected or cleared funds; and (c) any monies required to be paid by Seller under these documents have been delivered by Seller to Buyer or to the escrow/closing office in the form of collected or cleared funds. Seller and Buyer shall each pay one-half (1/2) of the fee charged by the

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escrow/closing office for its services in the settlement/closing process. Taxes and assessments for the current year, rents, and interest on assumed obligations shall be prorated at Settlement as set forth in this Section. Tenant deposits (including, but not limited to, security deposits and prepaid rents) shall be paid or credited by Seller to Buyer at Settlement. Prorations set forth in this Section shall be made as of the Settlement Deadline date referenced in Section 24(c), unless otherwise agreed to in writing by the parties. Such writing could include the settlement statement. For purposes of this Contract, "Closing" means that: (i) Settlement has been completed;(ii) the proceeds of any new loan have been delivered by the lender to Seller or to the escrow/closing office; and
(iii) the applicable Closing documents have been recorded in the office of the county recorder.

4. POSSESSION. Seller shall deliver physical possession to Buyer within:
[X] 24 HOURS AFTER CLOSING;  [ ]  DAYS AFTER CLOSING;  [ ]   OTHER (SPECIFY)

Any rental of the Property prior to or after Closing, between Buyer and Seller, shall be by separate written agreement.

5. CONFIRMATION OF BROKERAGE FEES & AGENCY DISCLOSURE. Buyer and Seller acknowledge prior receipt of written agency disclosure provided by their respective Buyer's Agent or Seller's Agent that has disclosed the agency relationships that are confirmed below. Buyer and Seller further acknowledge that Brokerage Fees due as a result of this transaction are being paid based upon the terms of a separate written agreement. At the signing of this Contract:]

Seller's Agent West Haradin & Greg Pavich, represents [ ] Seller   [ ] Buyer
               ---------------------------
[X] both Buyer and Seller as a Limited Agent;

Seller's Brokerage Coldwell Banker Commercial NRT, represents [ ] Seller
                   -------------------------------
[ ] Buyer  [X] both Buyer and Seller as a Limited Agent;

Buyer's Agent, West Haradin, represents  [ ] Seller [ ] Buyer  [X] both Buyer
               -------------
and Seller as a Limited Agent;

Buyer's Brokerage, Coldwell Banker Commercial NRT, represents  [ ] Seller
                   -------------------------------
[X]  Buyer  [ ]  both Buyer and Seller as a Limited Agent;

     (a) [X] BUYER [ ] SELLER [ ] IS [ ] IS NOT a licensed real estate agent in the State of Utah.

6.   TITLE TO THE PROPERTY & TITLE INSURANCE.
     (a) Seller represents that Seller has fee simple title to the Property and will convey good and marketable title to Buyer at Closing by: [X ]GENERAL WARRANTY DEED [ ] SPECIAL WARRANTY DEED, free of financial encumbrances except as provided under Section 10.1.
     (b) At Settlement, Seller agrees to pay for a standard-coverage owner's policy of title insurance insuring Buyer in the amount of the Purchase Price. The title policy shall conform with Seller's obligations under Section 10.1 and with the Commitment for Title Insurance as agreed to by Buyer under Section 8.
     (c) [ ] BUYER ELECTS TO OBTAIN A FULL-COVERAGE EXTENDED ALTA POLICY OF TITLE INSURANCE. The cost of this coverage (including the ALTA survey), above that of the standard-coverage Owner's policy, shall be paid for at Settlement by: [ ] BUYER [ ] SELLER [ ] OTHER ______ .

7. SELLER DISCLOSURES. No later than the Seller Disclosure Deadline referenced in Section 24(a), Seller shall provide to Buyer the following documents which are collectively referred to as the "Seller Disclosures":

(a) a Seller property condition disclosure for the Property, signed and dated by Seller;
(b)      a Commitment for Title Insurance on the Property;
(c) a copy of all leases and rental agreements now in effect with regard to the Property together with a current rent roll;
(d) operating statements of the Property for its last N/A full fiscal years of operation plus the current fiscal year through N/A , certified by the Seller or by an independent auditor;
(e) copies in Seller's possession, if any, of any studies and/or reports which have previously been done on the Property, including without limitation, environmental reports, soils studies, site plans and surveys;
(f) written notice of any claims and/or conditions known to Seller relating to environmental problems and building or zoning code violations; and
(g)      Other (specify)N/A

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8. BUYER'S RIGHT TO CANCEL BASED ON BUYER'S DUE DILIGENCE. Buyer's obligation to purchase under this Contract (check applicable boxes):

(a) [ ] IS [X] IS NOT conditioned upon Buyer's approval of the content of all the Seller Disclosures referenced in Section 7;
(b) [ ] IS [X] IS NOT conditioned upon Buyer's approval of a physical condition inspection of the Property;
(c) [ ] IS [X] IS NOT conditioned upon Buyer's approval of a survey of the Property by a licensed surveyor ("Survey");
(d) [ ] IS [X] IS NOT conditioned upon Buyer's approval of applicable federal, state and local governmental laws, ordinances and regulations affecting the Property; and any applicable deed restrictions and/or CC&R's (covenants, conditions and restrictions) affecting the Property;
(e) [ ] IS [X] IS NOT conditioned upon the Property appraising for not less than the Purchase Price.
(f) [ ] IS [X} IS NOT conditioned upon Buyer's approval of the terms and conditions of any mortgage financing referenced in Section 2.
(g) [ ] IS [X] IS NOT conditioned upon Buyer's approval of the following tests and evaluations of the Property: (specify)

If any of the items 8(a) through 8(g) are checked in the affirmative, then Sections 8.1, 8.2, 8.3 and 8.4 apply; otherwise, they do not apply. The items checked in the affirmative above are collectively referred to as "Buyer's Due Diligence." Unless otherwise provided in this Contract, the Buyer's Due Diligence shall be paid for by Buyer and shall be conducted by individuals or entities of Buyer's choice. Buyer shall conduct Buyer's Due Diligence in such manner as not to unreasonably disrupt the activities and business of Seller, and shall indemnify Seller and hold Seller harmless from and against any and all liability, claim, or damages which arise from, is caused by, or is in any manner connected with Buyer's Due Diligence, including without limitation, claims for payment for inspection services, claims for mechanics liens, and physical damage to the Property. Seller agrees to cooperate with Buyer's Due Diligence and with a site inspection under Section 11.

         8.1 Due Diligence Deadline. No later than the Due Diligence Deadline referenced in Section 24(b) Buyer shall: (a) complete all of Buyer's Due Diligence; and (b) determine if the results of the Buyer's Due Diligence are acceptable to Buyer.

         8.2 Right to Cancel or Object. If Buyer, in Buyer's sole discretion, determines that the results of the Buyer's Due Diligence are unacceptable, Buyer may, no later than the Due Diligence Deadline, either: (a) cancel this Contract by providing written notice to Seller, whereupon the Earnest Money Deposit shall be released to Buyer; or (b) provide Seller with written notice of objections.

         8.3 Failure to Respond. If by the expiration of the Due Diligence Deadline, Buyer does not: (a) cancel this Contract as provided in Section 8.2; or (b) deliver a written objection to Seller regarding the Buyer's Due Diligence, the results of the Buyer's Due Diligence shall be deemed approved by Buyer; and the contingencies referenced in Sections 8(a) through 8(g), including but not limited to, any financing contingency, shall be deemed waived by Buyer.

         8.4 Response by Seller. If Buyer provides written objections to Seller, Buyer and Seller shall have CALENDAR DAYS after Seller's receipt of Buyer's objections (the "Response Period") in which to agree in writing upon the manner of resolving Buyer's objections. Except as provided in Section 10, Seller may, but shall not be required to, resolve Buyer's objections. If Buyer and Seller have not agreed in writing upon the manner of resolving Buyer's objections, Buyer may cancel this Contract by providing written notice to Seller no later than THREE CALENDAR DAYS after expiration of the Response Period; whereupon the Earnest Money Deposit shall be released to Buyer. If this Contract is not canceled by Buyer under this Section 8.4, Buyer's objections shall be deemed waived by Buyer. This waiver shall not affect those items warranted in Section 10.

9. ADDITIONAL TERMS. There [ ] ARE [X] ARE NOT addenda to this Contract containing additional terms. If there are, the terms of the following addenda are incorporated into this Contract by this reference:
[ ] Addendum No. [ ] Seller Financing Addendum; [ ] Assumption Addendum
[ ] Lead-Based Paint Disclosure & Acknowledgement; [ ] Other (specify)

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10.  SELLER WARRANTIES & REPRESENTATIONS.

         10.1 Condition of Title. Buyer agrees to accept title to the Property subject to the contents of the Commitment for Title Insurance as agreed to by Buyer under Section 8. Buyer also agrees to take the Property subject to existing leases affecting the Property and not expiring prior to Closing. Buyer agrees to be responsible for taxes, assessments, association fees and dues, utilities, and other services provided to the Property after Closing. Except for any loan(s) specifically assumed by Buyer under Section 2, Seller will cause to be paid off by Closing all mortgages, trust deeds, judgments, mechanic's liens, tax liens and warrants. Seller will cause all assessments to be paid current by Closing.

         10.2 Condition of Property. Seller warrants that ON THE DATE SELLER DELIVERS PHYSICAL POSSESSION TO BUYER, the Property and improvements will be broom-clean and free of debris and personal belongings, and in the same general condition as they were on the date of Acceptance.

         10.3 Other Seller Warranties. Seller further warrants that, to the best of Seller's knowledge, each of the following statements is true: (a) the consummation of the transactions contemplated by this Contract will not constitute a default or result in the breach of any term or provision of any contract or agreement to which Seller is a party so as to adversely affect the consummation of such transactions; (b) there is no action, suit, legal proceeding or other proceeding pending or threatened against Seller and/or the Property which may adversely affect the transactions contemplated by this Contract, in any court or before any arbitrator of any kind or before or by any governmental body which may adversely affect the transactions contemplated by this Contract; (c) all work which will be performed in, on or about the Property or materials furnished thereto which might in any circumstances give rise to a mechanic's or material man's lien, will be paid and all necessary waivers of rights to a mechanic's or material man's lien for such work will be obtained;
(d) Seller has not received any written notice indicating that the Property is in violation of any Federal, State or local Environmental Law; (e) there are no Hazardous Substances on, under, or about the Property, nor has Seller undertaken, permitted, authorized or suffered, and will not undertake, permit, authorize or suffer the presence, use, manufacture, handling, generation, storage, treatment, discharge, release, burial or disposal on, under or about the Property, of any Hazardous Substances, or the transportation to or from the Property, of any Hazardous Substances. As used herein, "Hazardous Substance" shall mean any substance, material or matter that may give rise to liability under any Federal, State, or local Environmental Laws; and (f) Seller is not a "foreign person" as that term is defined in Section 1445 of the U.S. Internal Revenue Code of 1986, as amended. (In that regard, Seller shall deposit into Escrow, at or prior to Closing, an affidavit in such form as may be required by the U.S. Internal Revenue Service, setting forth Seller's full name, address and taxpayer identification number and stating under penalty of perjury that Seller is not a "foreign person" as so defined).

11. FINAL PRE-CLOSING INSPECTION. Before Settlement, Buyer may, upon reasonable notice and at a reasonable time, conduct a final pre-closing inspection of the Property to determine only that the Property is "as represented," meaning that the items referenced in Sections 1.1, 8.4 and 10.2 and 10.3 ("the items") are respectively present, repaired/changed as agreed, and in the warranted condition. If the items are not as represented, Seller will, prior to Settlement, replace, correct or repair the items or, with the consent of Buyer (and Lender if applicable), escrow an amount at Settlement to provide for the same. The failure to conduct a final pre-closing inspection or to claim that an item is not as represented, shall not constitute a waiver by Buyer of the right to receive, on the date of possession, the items as represented.

12. CHANGES DURING TRANSACTION. Seller agrees that from the date of Acceptance until the date of Closing, Seller shall not, without the prior written consent of Buyer: (a) make any changes in any existing leases; (b) enter into any new leases; (c) make any substantial alterations or improvements to the Property; or
(d) incur any further financial encumbrances against the Property.

13. AUTHORITY OF SIGNERS. If Buyer or Seller is a corporation, partnership, trust, estate, Limited Liability Company or other entity, the person executing this Contract on its behalf warrants his or her authority to do so and to bind Buyer and Seller. Seller further warrants that the execution and delivery of this Contract by Seller have been duly and validly authorized, and all requisite action has been taken to make this Contract binding upon Seller.

14. COMPLETE CONTRACT/ASSIGNMENT. This Contract together with its addenda, any attached exhibits, and Seller Disclosures, constitutes the entire Contract between the parties and supersedes and replaces any and all prior negotiations, representations, warranties, understandings or contracts between the parties. This Contract cannot be changed except by written agreement of the parties. This Contract [ ] SHALL [ ] SHALL NOT be assignable by Buyer. Except as so restricted, this Contract shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties.


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15. MEDIATION. Any dispute relating to this Contract that arise prior to or after Closing:

             [ ]  SHALL
             [X}  MAY AT THE OPTION OF THE PARTIES

first be submitted to mediation. Mediation is a process in which the parties meet with an impartial person who helps to resolve the dispute informally and confidentially. Mediators cannot impose binding decisions. The parties to the dispute must agree before any settlement is binding. The parties will jointly appoint an acceptable mediator and will share equally in the cost of such mediation. The mediation, unless otherwise agreed, shall terminate in the event the entire dispute is not resolved THIRTY (30) CALENDAR DAYS from the date written notice requesting mediation is sent by one party to the other(s). If mediation fails, the other procedures and remedies available under this Contract shall apply. Nothing in this Section 15 shall prohibit any party from seeking emergency equitable relief pending mediation.

16. DEFAULT. If Buyer defaults, Seller may elect either to retain the Earnest Money Deposit as liquidated damages, or to return it and sue Buyer to specifically enforce this Contract or pursue other remedies available at law. If Seller defaults, in addition to return of the Earnest Money Deposit, Buyer may elect either to accept from Seller a sum equal to the Earnest Money Deposit as liquidated damages, or may sue Seller to specifically enforce this Contract or pursue other remedies available at law.

17. ATTORNEY FEES AND COSTS. In the event of litigation or binding arbitration to enforce this Contract, the prevailing party shall be entitled to costs and reasonable attorney fees. However, attorney fees shall not be awarded for participation in mediation under Section 15.

18. NOTICES. Except as provided in Section 23, all notices required under this Contract must be: (a) in writing; (b) signed by the party giving notice; and (c) received by the other party or the other party's agent no later than the applicable date referenced in this Contract.

19. ABROGATION. Except for the provisions of Sections 8.4, 10.1, 10.3, 15 and 17 and any other express warranties made in this Contract, the provisions of this Contract shall not apply after Closing.

20. RISK OF LOSS. All risk of loss to the Property, including physical damage or destruction to the Property or its improvements due to any cause except ordinary wear and tear and loss caused by a taking in eminent domain, shall be borne by Seller until Closing.

21. TIME IS OF THE ESSENCE. Time is of the essence regarding the dates set forth in this Contract. Extensions must be agreed to in writing by all parties. Unless otherwise explicitly stated in this Contract: (a) performance under each Section of this Contract which references a date shall absolutely be required by 5:00 PM Mountain Time on the stated date; and (b) the term "days" shall mean calendar days and shall be counted beginning on the day following the event which triggers the timing requirement (i.e., Acceptance, etc.). If the performance date falls on a Saturday, Sunday, State or Federal legal holiday, performance shall be required on the next business day. Performance dates and times referenced herein shall not be binding upon title companies, lenders, appraisers and others not parties to this Contract, except as otherwise agreed to in writing by such non-party.

22. FAX TRANSMISSION AND COUNTERPARTS. Facsimile (fax) transmission of a signed copy of this Contract, any addenda and counteroffers, and the retransmission of any signed fax shall be the same as delivery of an original. This Contract and any addenda and counteroffers may be executed in counterparts.

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23. ACCEPTANCE. "Acceptance" occurs when Seller or Buyer, responding to an offer or counteroffer of the other: (a) signs the offer or counteroffer where noted to indicate acceptance; and (b) communicates to the other party or to the other party's agent that the offer or counteroffer has been signed as required.

24. CONTRACT DEADLINES. Buyer and Seller agree that the following deadlines shall apply to this Contract:

(a)      Seller Disclosure Deadline : N/A (Date)

(b)      Due Diligence Deadline: N/A (Date)

(c)      Settlement Deadline: May 4, 2007 (Date)

25. OFFER AND TIME FOR ACCEPTANCE. Buyer offers to purchase the Property on the above terms and conditions. If Seller does not accept this offer by: _______ AM 5:00 PM Mountain Time on May 2, 2007 (Date), this offer shall lapse; and the Brokerage or Title/Escrow Company shall return the Earnest Money Deposit to Buyer.

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(Buyer's           (Title,     (Date)    (Buyer's          (Title,        (Date)
Signature)         if any)               Signature)        if any)

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(Buyer's Name)        (Address)        (Zip Code)        (Phone)       (Fax)
(PLEASE PRINT)

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(Buyer's Name)        (Address)        (Zip Code)        (Phone)       (Fax)
(PLEASE PRINT)

                        ACCEPTANCE/COUNTEROFFER/REJECTION

CHECK ONE:

[ ] ACCEPTANCE OF OFFER TO PURCHASE: Seller accepts the foregoing offer on the terms and conditions specified above.

[ ] COUNTEROFFER: Seller presents for Buyer's Acceptance the terms of Buyer's offer subject to the exceptions or modifications as specified in the attached ADDENDUM NO. ______ .

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(Seller's          (Date)       (Time)  (Seller's            (Date)       (Time)
Signature)                               Signature)

--------------------------------------------------------------------------------
(Seller's Name)      (Address)         (Zip Code)         (Phone)       (Fax)
(PLEASE PRINT)
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(Seller's Name)      (Address)         (Zip Code)         (Phone)       (Fax)
(PLEASE PRINT)

[    ] REJECTION: Seller Rejects the foregoing offer.

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(Seller's          (Date)       (Time)  (Seller's            (Date)       (Time)
Signature)                               Signature)


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                                DOCUMENT RECEIPT

State law requires Broker to furnish Buyer and Seller with copies of this Contract bearing all signatures. (Fill in applicable section below.)


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A. I acknowledge receipt of a final copy of the foregoing Contract bearing all signatures:

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(Buyer's Signature)         (Date)         (Buyer's Signature)           (Date)


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(Seller's Signature)        (Date)         (Seller's Signature)          (Date)

B. I personally caused a final copy of the foregoing Contract bearing all signatures to be [ ] faxed [ ] mailed [ ] hand delivered on ____________________
(Date), postage paid, to the [ ] Seller [ ] Buyer.

Sent/Delivered by (specify) ____________________________________________________
















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